UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

ORION GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Effective, March 21, 2019, Orion Group Holdings, Inc. (the "Company") entered into an amended syndicated credit agreement (the "Credit Agreement" also known as the "Fifth Amendment"), with Regions Bank, as Administrative Agent and Collateral Agent, and Bank of America, N.A., BOKF, NA DBA Bank of Texas, and Branch Banking and Trust Company, as Co-syndication Agents, Regions Capital Markets, a division of Regions Bank, as Lead Arranger and Book Manager.

The Fifth Amendment provides the Company with greater flexibility as it provides for the calculation of Adjusted EBITDA that adds back various project specific costs and increases the leverage ratio requirements to 4.75 times the trailing twelve months adjusted EBITDA for the first and second quarters of 2019, before reverting back to 3.0 times in the third quarter of 2019. Additionally, the Fifth Amendment caps draws the Company may make on its revolver to $65 million until the leverage ratio is below 3.0 times for two consecutive quarters, at which time draws up to the full $100 million revolver are allowed.

A copy of the Fifth Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.  The foregoing description is qualified by reference in its entirety to such exhibit.

Item 2.02 Results of Operations and Financial Condition

On March 26, 2019, the Company issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2018. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The information contained in this Item 2.02 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statement and Exhibits

A copy of the press release dated March 26, 2019 announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2018 described in Item 2.02 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit Index

Exhibit No.	Description
10.1
Fifth amendment, effective March 21, 2019, to the Credit Agreement dated as of August 5, 2015 among Orion Marine Group, Inc. as Borrower, Certain Subsidiaries of the Borrower Party Hereto From Time to Time, as Guarantors, the Lenders Party Hereto, Regions Bank, as Administrative Agent and Collateral Agent, and Bank of America, N.A., BOKF, NA DBA Bank of Texas, and Branch Banking and Trust Company, as Co-syndication Agents, Regions Capital Markets, a division of Regions Bank, as Lead Arranger and Book Manager

99.1	Press release issued March 26, 2019 announcing the Company’s financial results for the fourth quarter and full year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: March 26, 2019	By:	/s/ Mark R. Stauffer
President and Chief Executive Officer